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                              ARTHUR ANDERSEN LLP






                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File No.33-43716, No. 33-71920, 33-85776, No. 33-67244,
No. 33-69096, No. 33-74320, No. 333-02888 and 333-20321.


                                                 ARTHUR ANDERSEN LLP

Philadelphia, Pa
   March 12, 1997